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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       February 19, 2002 (February 14, 2002)


                            HARVARD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                   0-21362                    21-0715310
 (State or other jurisdiction  (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

   3 Werner Way, Lebanon, New Jersey                       08833
(Address of principal executive offices)                 (Zip Code)

          Registrant's telephone number, including area code: (908) 437-4000


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.       Other Events.

         On February 14, 2002, the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court") granted an order approving the debtor-in-possession financing facility (the "DIP Facility") entered into by Registrant, Harvard Transportation Corporation and Hayes-Albion Corporation, each a debtor and debtor-in-possession (collectively, the "Debtors") in cases pending under chapter 11 of title 11 of the United States Code.

         The DIP Facility provides up to $35 million of financing, which includes a $10 million sub-limit letter of credit facility, and is subject to collateral availability and certain reserves set forth in the Secured Super-Priority Debtor-in-Possession Financing Agreement, dated as of January 24, 2002 and amended and restated as of February 4, 2002 (the "Financing Agreement"), which is attached hereto as Exhibit 10 and incorporated herein by reference. The revolving loan facility bears interest at the rate of 1.75% in excess of the Base Rate (Prime) as announced by Citibank.

         The obligations pursuant to the DIP Facility will become due and payable, upon the earliest of (a) June 30, 2002; (b) the date the Financing Agreement is otherwise terminated pursuant to the terms therein; (c) the effective date of any plan of reorganization for any of the Debtors in the bankruptcy cases; or (d) May 31, 2002, unless the requirements of the sale of the Debtors' operating division, Trim Trends, are fulfilled.

         The proceeds from the DIP Facility will be used to prepay the aggregate principal amount of pre-petition revolving loans and to fund the operations of the Debtors' businesses.

         The Debtors have pledged substantially all assets of the Debtors as collateral. The DIP Facility has been guaranteed by Trim Trends Canada Limited and 177192 Canada, Inc.

         A press release related to the DIP Facility is attached hereto as
Exhibit 99 and is incorporated herein by reference.




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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c)    Exhibits.

                    10 Secured Super-Priority Debtor-in-Possession Financing Agreement, dated as of January 24, 2002 and amended and restated as of February 4, 2002, by and among Registrant, Harvard Transportation Corporation, and Hayes-Albion Corporation, as Debtors-in-Possession and Borrowers; Trim Trends Canada Limited and 177192 Canada Inc., as Guarantors; The CIT Group/Business Credit, Inc., as Administrative Agent, Collateral Agent and Lender; Citicorp USA, Inc. as Syndication Agent and Lender; and Citibank N.A., as Issuing Bank.

                    99     Press release of Registrant dated February 19, 2002.



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    HARVARD INDUSTRIES, INC.
                                         (Registrant)




                                    By   /s/ David A. White
                                       -----------------------------------
                                       Name:  David A. White
                                       Title: Vice President and Secretary


Dated:  February 19, 2002




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                                  EXHIBIT INDEX


Exhibit                                                            Sequentially
Number                            Description                      Numbered Page
------                            -----------                      -------------

  10 Secured Super-Priority Debtor-in-Possession Financing Agreement, dated as of January 24, 2002 and amended and restated February 4, 2002, by and among Registrant, Harvard Transportation Corporation, and Hayes-Albion Corporation, as Debtors-in-Possession and Borrowers; Trim Trends Canada Limited and 177192 Canada Inc., as Guarantors; The CIT Group/Business Credit, Inc., as Administrative Agent, Collateral Agent and Lender; Citicorp USA, Inc. as Syndication Agent and Lender; and Citibank N.A., as Issuing Bank.

  99        Press release of Registrant dated February 19, 2002.